UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2009 (May 27, 2009)

General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (859) 572-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

  (e)  On May 27, 2009, the shareholders of General Cable Corporation (the “Company”) approved an amendment to the Company’s 2005 Stock Incentive Plan (the “2005 Plan”) at the Company’s annual meeting of shareholders.  The amendment increased the number of shares of common stock authorized for issuance from 1,800,000 to 5,800,000.  The amended terms of the 2005 Plan are set forth in the proxy statement dated April 17, 2009, for the Company’s annual meeting, and the description of the 2005 Plan in the section of the proxy statement titled “Approval of an Amendment to General Cable’s 2005 Stock Incentive Plan (Proposal 3)” is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

 (d)  Exhibits

          10  Amendment to 2005 Stock Incentive Plan incorporated herein by reference toAppendix A to the Company’s Proxy Statement dated April 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
June 1, 2009	/s/Robert J. Siverd
Robert J. Siverd
Executive Vice President,
General Counsel and Secretary